Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING
NOTE 12:	SEGMENT REPORTING

Segment information is prepared on the same basis that the chief executive officer, who is the Company’s chief operating decision maker, manages the business, makes business decisions and assesses performance. The Company has one reportable segment specializing in the development of nasal gels, as described in Note 1.

The chief executive officer assesses performance for this segment and decides how to allocate resources based on operating expenses excluding non-cash items and net loss. These expenses are comprised of research and development expenses related to its lead product candidates as well as other personnel, facility, and general and administrative costs. The measure of segment assets is reported on the balance sheet as cash and cash equivalents. The chief executive officer performs the assessment of segment performance by using the reported measure of segment profit or loss to monitor budget versus actual results.

The table below summarizes the significant expense categories regularly reviewed by the CODM for the years ended December 31, 2025, 2024 and 2023:

	Year ended December 31,
	2025	2024	2023

Research and Development expenses (*)
Payroll and payroll related	$536	$275	$196
Subcontractors and consultants	894	102	52
Other	38	-	1
General and Administrative expenses (*)
Payroll and payroll related	183	152	151
Professional services	2,455	571	107
Facility related and other	533	35	28
Other segment items:
Share-based payments	1,310	51	100
Patent amortization	300	116	-
Finance income, net (see also note 13c)	(2,914)	243	(35)

Net loss	$3,335	$1,545	$600

(*)	Excluding share-based payments, patent amortization expense and finance income, net